Exhibit 4.39

Dated: 15th day of March, 2013

********************************

CHINA METRO-RURAL LIMITED

and

UNITED SUCCESS DEVELOPMENTS LIMITED

********************************

LOAN AGREEMENT

********************************

THIS LOAN AGREEMENT	made this 15th day of March, Two Thousand and Thirteen.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED , a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED , a company incorporated in the British Virgin Islands and listed on the NYSE MKT under the ticker symbol “CNR” (“the Borrower”);

(II)	UNITED SUCCESS DEVELOPMENTS LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of Twenty Million Hong Kong Dollars only (“the Loan”) to the Borrower effective from March 15, 2013 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within TWO calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the March 15 and September 15 of each calendar year with the first such compounding to be paid on September 15, 2013.

1.3	Early repayment can be made after the six months from the Date of the Advance with no penalty.

1.4	If late or default in payment of loan or interest, 2% penalty calculated on monthly basis will be applied to the loan and overdue interest until payment.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only by the Lender and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had sought independent legal advice in respect of this transaction and the contents of this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-)

SIGNED by	)
,	)
its director for and on behalf of	)
the Lender in the presence of :-)
)

Dated: 15th day of March, 2013

********************************

CHINA METRO-RURAL LIMITED

and

FUNG LAP LEUNG

********************************

LOAN AGREEMENT

********************************

THIS LOAN AGREEMENT	made this 15th day of March, Two Thousand and Thirteen.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED , a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED , a company incorporated in the British Virgin Islands and listed on the NYSE MKT under the ticker symbol “CNR” (“the Borrower”);

(II)	FUNG LAP LEUNG, holder of Hong Kong Identity Card No.D465747(1) of Flat 404, 4/F, Tsui Ying House, Hang Tsui Court, Chai Wan, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of Two Million Hong Kong Dollars only (“the Loan”) to the Borrower effective from March 15, 2013 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within TWO calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the March 15 and September 15 of each calendar year with the first such compounding to be paid on September 15, 2013.

1.3	Early repayment can be made after the six months from the Date of the Advance with no penalty.

1.4	If late or default in payment of loan or interest, 2% penalty calculated on monthly basis will be applied to the loan and overdue interest until payment.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only by the Lender and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had sought independent legal advice in respect of this transaction and the contents of this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-)

SIGNED by ,	)
the Lender in the presence of :-)
)

Dated: 15th day of March, 2013

********************************

CHINA METRO-RURAL LIMITED

and

LAI MAY HA

********************************

LOAN AGREEMENT

********************************

THIS LOAN AGREEMENT	made this 15th day of March, Two Thousand and Thirteen.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED , a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED , a company incorporated in the British Virgin Islands and listed on the NYSE MKT under the ticker symbol “CNR” (“the Borrower”);

(II)	LAI MAY HA, holder of Hong Kong Identity Card No.D229411(8) of Flat A, 23/F, Full Wealth Gardens Golden Pine Court, No. 3-4 Kai Yuen Terrace, North Point, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of Three Million Hong Kong Dollars only (“the Loan”) to the Borrower effective from March 15, 2013 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within TWO calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the March 15 and September 15 of each calendar year with the first such compounding to be paid on September 15, 2013.

1.3	Early repayment can be made after the six months from the Date of the Advance with no penalty.

1.4	If late or default in payment of loan or interest, 2% penalty calculated on monthly basis will be applied to the loan and overdue interest until payment.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only by the Lender and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had sought independent legal advice in respect of this transaction and the contents of this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-

SIGNED by ,	)
the Lender in the presence of :-)
)

Dated: 15th day of March, 2013

********************************

CHINA METRO-RURAL LIMITED

and

LAM HUEN

********************************

LOAN AGREEMENT

********************************

THIS LOAN AGREEMENT	made this 15th day of March, Two Thousand and Thirteen.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED , a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED , a company incorporated in the British Virgin Islands and listed on the NYSE MKT under the ticker symbol “CNR” (“the Borrower”);

(II)	LAM HUEN, holder of Hong Kong Identity Card No. P215858(6) of Flat E, 45/F, Tower 1, University Heights, 23 Pokfield Road, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of Ten Million Hong Kong Dollars only (“the Loan”) to the Borrower effective from March 15, 2013 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within TWO calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the March 15 and September 15 of each calendar year with the first such compounding to be paid on September 15, 2013.

1.3	Early repayment can be made after the six months from the Date of the Advance with no penalty.

1.4	If late or default in payment of loan or interest, 2% penalty calculated on monthly basis will be applied to the loan and overdue interest until payment.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only by the Lender and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had sought independent legal advice in respect of this transaction and the contents of this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-

SIGNED by ,	)
the Lender in the presence of :-)
)

Dated: 15th day of March, 2013

********************************

CHINA METRO-RURAL LIMITED

and

LOOK WAI YI

********************************

LOAN AGREEMENT

********************************

THIS LOAN AGREEMENT	made this 15th day of March, Two Thousand and Thirteen.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED , a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED , a company incorporated in the British Virgin Islands and listed on the NYSE MKT under the ticker symbol “CNR” (“the Borrower”);

(II)	LOOK WAI YI, holder of Hong Kong Identity Card No. G358292(1) of Flat A,8/F, 80 Broadway street, Mei Foo Sun Cheun, Hong Kong (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of Five Million Hong Kong Dollars only (“the Loan”) to the Borrower effective from March 15, 2013 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within TWO calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the March 15 and September 15 of each calendar year with the first such compounding to be paid on September 15, 2013.

1.3	Early repayment can be made after the six months from the Date of the Advance with no penalty.

1.4	If late or default in payment of loan or interest, 2% penalty calculated on monthly basis will be applied to the loan and overdue interest until payment.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only by the Lender and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had sought independent legal advice in respect of this transaction and the contents of this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-

SIGNED by ,	)
the Lender in the presence of :-)
)

Dated: 15th day of March, 2013

********************************

CHINA METRO-RURAL LIMITED

and

BEST DEVELOP LIMITED

********************************

LOAN AGREEMENT

********************************

THIS LOAN AGREEMENT	made this 15th day of March, Two Thousand and Thirteen.

BETWEEN :

(I)	CHINA METRO-RURAL LIMITED , a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and it is a wholly-owned subsidiary of CHINA METRO-RURAL HOLDINGS LIMITED ( ), a company incorporated in the British Virgin Islands and listed on the NYSE MKT under the ticker symbol “CNR” (“the Borrower”);

(II)	BEST DEVELOP LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“the Lender”).

WHEREAS :-

The Borrower is desirous of borrowing an unconditional and unsecured fixed term loan from the Lender for business purpose and the Lender has agreed to advance a loan of Twenty Million Hong Kong Dollars only (“the Loan”) to the Borrower effective from March 15, 2013 (“the Date of the Advance”) upon the Borrower entering into the covenants and obligations hereinafter contained.

NOW IT IS HEREBY AGREED by the parties hereto as follows :-

1.	REPAYMENT

1.1	Subject to and without prejudice to other provisions, terms or conditions herein contained the BORROWER hereby COVENANTS with the Lender that the Borrower shall repay the Lender in full the Loan within TWO calendar years from the Date of Advance (“Maturity Date”) with interest at 18% per annum, with effect from the Date of the Advance until payment.

1.2	Interest of the Loan is to be compounded on an annual basis, payable semi-annually on the March 15 and September 15 of each calendar year with the first such compounding to be paid on September 15, 2013.

1.3	Early repayment can be made after the six months from the Date of the Advance with no penalty.

1.4	If late or default in payment of loan or interest, 2% penalty calculated on monthly basis will be applied to the loan and overdue interest until payment.

2.	TRANSFER

This Agreement may be assigned or transferred in whole only by the Lender and the Borrower shall upon receipt of the notice of such assignment or transfer facilitate any such assignment or transfer of the Agreement.

3.	GOVERNING LAW AND JURISDICTION

3.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong S.A.R.

3.2	The Borrower agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong S.A.R. and irrevocably submits to the non-exclusive jurisdiction of such courts.

4.	DECLARATION

The Lender hereby DECLARE that the Lender had sought independent legal advice in respect of this transaction and the contents of this Agreement.

IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.

SIGNED by	)
SIO KAM SENG,	)
its director for and on behalf of the	)
Borrower in the presence of :-)

SIGNED by ,	)
its director for and on behalf of the	)
Lender in the presence of :-)
)